                                                                      EXHIBIT 24







                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended May 31, 2002 constitutes and appoints John T. Baldwin and Dale T. Brinkman, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of May, 2002.

                                               /s/   John P. McConnell
                                             ----------------------------
                                                     John P. McConnell

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended May 31, 2002 constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of May, 2002.

                                               /s/   John H. McConnell
                                             ----------------------------
                                                     John H. McConnell

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended May 31, 2002 constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of May, 2002.

                                               /s/   John S. Christie
                                             ----------------------------
                                                     John S. Christie

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended May 31, 2002 constitutes and appoints John P. McConnell and Dale T. Brinkman, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of May, 2002.

                                               /s/   John T. Baldwin
                                             ----------------------------
                                                     John T. Baldwin

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended May 31, 2002 constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of May, 2002.

                                               /s/   Richard G. Welch
                                             ----------------------------
                                                     Richard G. Welch

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended May 31, 2002 constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of May, 2002.

                                               /s/   John B. Blystone
                                             ----------------------------
                                                     John B. Blystone

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended May 31, 2002 constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of May, 2002.

                                               /s/   William S. Dietrich, II
                                             --------------------------------
                                                     William S. Dietrich, II

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended May 31, 2002 constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of May, 2002.

                                               /s/   Michael J. Endres
                                             ----------------------------
                                                     Michael J. Endres

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended May 31, 2002 constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of May, 2002.

                                               /s/   Peter Karmanos, Jr.
                                             ----------------------------
                                                     Peter Karmanos, Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended May 31, 2002 constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of May, 2002.

                                               /s/   John R. Kasich
                                             ----------------------------
                                                     John R. Kasich

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended May 31, 2002 constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of May, 2002.

                                               /s/   Sidney A. Ribeau
                                             ----------------------------
                                                     Sidney A. Ribeau

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended May 31, 2002 constitutes and appoints John P. McConnell, John T. Baldwin and Dale T. Brinkman, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18 day of May, 2002.

                                               /s/   Mary Fackler Schiavo
                                             ----------------------------
                                                     Mary Fackler Schiavo